                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 8, 2000




                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     1-12881                   75-2085454
(State or other jurisdiction     of incorporation)              (Commission
       File Number)               (IRS Employer             Identification No.)




                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401


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ITEM 5.  OTHER EVENTS.

         On March 8, 2000, Lone Star Technologies, Inc. announced in a press release (the "Press Release") that it had signed a definitive agreement pursuant to which it would purchase through a newly formed, wholly-owned subsidiary the assets of Bellville Tube Corporation, a privately held Houston-area based manufacturer of tubular goods.

         The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses being acquired.

         Not applicable.

         (b)      Pro forma financial information.

         Not applicable.

         (c)      Exhibits

99.1 Press release dated March 8, 2000, announcing that Lone Star Technologies, Inc. has signed an agreement to acquire the assets of Bellville Tube Corporation.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LONE STAR TECHNOLOGIES, INC.



Date:    March 16, 2000               By:      /s/ Charles J. Keszler
                                              ----------------------------------
                                              Charles J. Keszler
                                              Vice President - Finance


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                                INDEX TO EXHIBITS


Item
Number                     Exhibit
------                     -------
99.1                       Press release dated March 8, 2000, announcing that
                           Lone Star Technologies, Inc. has signed an agreement
                           to acquire the assets of Bellville Tube Corporation.


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